SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2004

IMPAC Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50082	94-3109238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Evelyn Avenue, Mountain View, CA	94041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 623-8800

(Former name or former address if changed since last report)

Item 7.	Exhibits.

99.1	IMPAC Medical Systems, Inc. Press Release dated May 13, 2004.

Item 12.	Results of Operations and Financial Condition.

On May 13, 2004, IMPAC Medical Systems, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MEDICAL SYSTEMS, INC.

By:	/s/ KENDRA A. BORREGO

Kendra A. Borrego Chief Financial Officer

Date: May 13, 2004

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EXHIBIT INDEX

Exhibit No.	Description

99.1	IMPAC Medical Systems, Inc. Press Release dated May 13, 2004.